1 EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), liquidity, net debt, net operating income (NOI), and cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 16, 2023. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2022 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q4 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Information About the Sale of the Data Center Properties The Company previously operated through two reportable segments— real estate investments in data centers and real estate investments in healthcare. During the three months ended June 30, 2021, the Company's board of directors made a determination to sell the data center assets. On May 19, 2021, the Company and certain of its wholly-owned subsidiaries entered into a purchase and sale agreement for the sale of up to 29 data center properties, which constituted the entirety of the Company's data center segment. On July 22, 2021, the Company completed the sale of its 29 data center properties. As of December 31, 2021, the Company had no assets or liabilities related to the data center properties. Operations of the data center properties are classified as income from discontinued operations on the condensed consolidated statements of comprehensive income for the three and twelve months ended December 31, 2021.

Section Page Supplemental Information as of December 31, 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Senior Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com 2022 Quarterly Financial Summary .................................................... 3 Financial Statistics and Ratios .................................................... 4 Consolidated Balance Sheets ..................................................... 5 Consolidated Statements of Net (Loss) Income ........................ 6 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO ........................................................................................... 7 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre .................................................................................... 8 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) .............................................................................. 9 Same Store Cash NOI and Leasing Trends ................................. 10 Debt ............................................................................................ 11 Acquisitions and Dispositions .................................................... 12 Property Map ............................................................................. 13 Real Estate Diversification Statistics .......................................... 14 Portfolio ..................................................................................... 16 Glossary ...................................................................................... 20 Q4

Three Months Ended Financial Results December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Rental revenue $ 43,905 $ 46,881 $ 44,918 $ 44,282 $ 43,606 Net (loss) income attributable to common stockholders $ (34,762) $ 13,392 $ 12,021 $ 1,371 $ 12,077 Net (loss) income attributable to common stockholders per diluted share1 $ (0.15) $ 0.06 $ 0.05 $ 0.01 $ 0.05 EBITDAre $ 33,864 $ 37,612 $ 34,312 $ 34,474 $ 34,915 FFO $ 28,005 $ 32,007 $ 29,809 $ 26,264 $ 29,144 FFO per diluted share1 $ 0.12 $ 0.14 $ 0.13 $ 0.12 $ 0.13 Core FFO $ 30,721 $ 32,301 $ 30,857 $ 29,940 $ 29,433 Core FFO per diluted share1 $ 0.14 $ 0.14 $ 0.14 $ 0.13 $ 0.13 AFFO $ 30,975 $ 31,243 $ 30,326 $ 28,974 $ 27,668 AFFO per diluted share1 $ 0.14 $ 0.14 $ 0.13 $ 0.13 $ 0.12 Weighted average shares outstanding - diluted1 226,112,737 226,957,015 226,362,977 225,865,366 225,031,906 As of Portfolio Metrics December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Number of properties2,3 132 132 130 126 125 Rentable square feet (in thousands) 5,535 5,535 5,390 5,335 5,245 Weighted average rent escalation 2.2% 2.2% 2.2% 2.2% 2.3% Weighted average leased rate 99.5% 99.5% 99.4% 99.4% 99.5% Weighted average remaining lease term 9.3 years 9.5 years 9.6 years 9.6 years 9.6 years The following tables summarize the Company's quarterly financial results and portfolio metrics. 3 Page Quarterly Financial Summary (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 2022 (1) For the three months ended December 31, 2022, diluted earnings per share was computed the same as basic earnings per share, because the Company recorded a net loss. For the three months ended December 31, 2022, diluted FFO per share, diluted Core FFO per share and diluted AFFO per share were computed using weighted average diluted shares outstanding of 227,440,038. (2) Includes one development property as of December 31, 2021. (3) Excludes two undeveloped land parcels as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022. Excludes two undeveloped land parcels and one land parcel held for sale as of December 31, 2021. Q4

Three Months Ended Interest Rate Coverage Ratio December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Interest expense1 $ 5,833 $ 5,579 $ 4,477 $ 8,188 $ 5,766 EBITDAre 33,864 37,612 34,312 34,474 34,915 Interest coverage ratio 5.8 x 6.7 x 7.7 x 4.2 x 6.1 x As of Net Debt Ratios December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Principal debt outstanding $ 583,000 $ 600,000 $ 505,000 $ 485,000 $ 500,000 Less: cash and cash equivalents 12,917 17,291 23,077 19,563 32,359 Net debt 570,083 582,709 481,923 465,437 467,641 EBITDAre annualized2 135,456 150,448 137,248 137,896 139,660 Net debt to EBITDAre ratio 4.2 x 3.9 x 3.5 x 3.4 x 3.3 x Net debt $ 570,083 $ 582,709 $ 481,923 $ 465,437 $ 467,641 Adjusted fair value of real estate investments 2,400,885 2,439,585 2,323,964 2,301,068 2,316,342 Net debt leverage ratio 23.7% 23.9% 20.7% 20.2% 20.2 % Financial Metrics December 31, 2022 Other Key Metrics December 31, 2022 Net debt leverage ratio 23.7 % Total real estate investments at cost $ 2,359,697 Net debt to EBITDAre ratio 4.2 x Net asset value per share4 $ 8.22 Interest coverage ratio 5.8 x Class A annualized distribution per share $ 0.40 Liquidity3 $ 504,917 Class I annualized distribution per share $ 0.40 Class T annualized distribution per share $ 0.40 Financial Statistics and Ratios (dollars in thousands, except per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 4 Page (1) Interest expense for the three months ended March 31, 2022, includes loss on extinguishment of debt of $3.4 million in connection with the repayment of our prior credit facility. (2) EBITDAre is annualized by taking the actual amount for the quarter and multiplying by four quarters. (3) Liquidity represents cash and cash equivalents of $12.9 million and borrowing base availability on the Company’s credit facility of $492.0 million as of December 31, 2022. (4) The estimated net asset value per share was calculated as of June 30, 2022. 2022Q4

December 31, 2022 December 31, 2021 ASSETS Real estate: Land 163,419 $ 163,992 Buildings and improvements, less accumulated depreciation of $209,118 and $165,784, respectively 1,716,663 1,648,685 Construction in progress — 14,628 Total real estate, net 1,880,082 1,827,305 Cash and cash equivalents 12,917 32,359 Acquired intangible assets, less accumulated amortization of $90,239 and $71,067, respectively 167,483 181,639 Goodwill 21,710 23,284 Right-of-use assets 37,443 24,033 Other assets 100,167 66,365 Assets held for sale — 22,570 Total assets $ 2,219,802 $ 2,177,555 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $2,412 and $3,226, respectively 580,588 496,774 Accounts payable and other liabilities 30,619 39,597 Acquired intangible liabilities, less accumulated amortization of $5,923 and $4,444, respectively 11,946 12,962 Lease liabilities 41,554 26,394 Liabilities held for sale — 698 Total liabilities 664,707 576,425 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 241,425,332 and 238,226,119 shares issued, respectively; 226,255,969 and 224,179,939 shares outstanding, respectively 2,263 2,242 Additional paid-in capital 2,024,176 2,004,404 Distributions in excess of accumulated earnings (499,334) (400,669) Accumulated other comprehensive income (loss) 27,990 (4,847) Total stockholders’ equity 1,555,095 1,601,130 Total liabilities and stockholders’ equity $ 2,219,802 $ 2,177,555 Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 5 Page 2022Q4

Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Revenue: Rental revenue $ 43,905 $ 43,606 $ 179,986 $ 172,838 Expenses: Rental expenses 4,731 4,463 17,950 17,712 General and administrative expenses 5,313 5,514 22,079 21,388 Depreciation and amortization 22,756 17,161 77,199 70,259 Impairment losses 40,037 — 47,424 27,837 Total expenses 72,837 27,138 164,652 137,196 Gain on real estate disposition — 89 460 89 Interest and other expense, net 5,830 4,480 23,772 34,515 (Loss) income from continuing operations (34,762) 12,077 (7,978) 1,216 Income from discontinued operations — — — 401,444 Net (loss) income attributable to common stockholders $ (34,762) $ 12,077 $ (7,978) $ 402,660 Weighted average number of common shares outstanding: Basic 226,112,737 224,054,323 225,320,043 223,325,293 Diluted 226,112,737 225,031,906 225,320,043 224,293,339 Net (loss) income per common share attributable to common stockholders: Basic: Continuing operations $ (0.15) $ 0.05 $ (0.03) $ — Discontinued operations — — — 1.80 Net (loss) income attributable to common stockholders $ (0.15) $ 0.05 $ (0.03) $ 1.80 Diluted: Continuing operations $ (0.15) $ 0.05 $ (0.03) $ — Discontinued operations — — — 1.79 Net (loss) income attributable to common stockholders $ (0.15) $ 0.05 $ (0.03) $ 1.79 Distributions declared per common share $ 0.10 $ 0.10 $ 0.40 $ 2.19 Consolidated Statements of Net (Loss) Income (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 6 Page 2022Q4

Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Net (loss) income attributable to common stockholders $ (34,762) $ 12,077 $ (7,978) $ 402,660 Adjustments: Depreciation and amortization 22,730 17,156 77,099 81,999 Gain on real estate disposition from continuing operations — (89) (460) (89) Gain on real estate dispositions from discontinued operations — — — (395,801) Impairment losses 40,037 — 47,424 27,837 FFO $ 28,005 $ 29,144 $ 116,085 $ 116,606 Adjustments: Severance arrangements — 24 889 56 Write off of straight-line rent related to prior periods 2,434 — 2,434 70 Amortization of above (below) market lease intangibles, including ground leases 282 265 1,044 (434) Loss on extinguishment of debt — — 3,367 28,751 Core FFO $ 30,721 $ 29,433 $ 123,819 $ 145,049 Adjustments: Deferred rent 738 — 1,535 — Straight-line rental income (2,042) (3,052) (9,695) (15,665) Amortization of discount of deferred liability — — — 272 Amortization of deferred financing costs 412 664 1,679 3,425 Stock-based compensation 1,146 623 4,180 2,379 AFFO $ 30,975 $ 27,668 $ 121,518 $ 135,460 Weighted average common shares outstanding - diluted 226,112,737 225,031,906 225,320,043 224,293,339 Weighted average common shares outstanding - diluted for FFO, Core FFO and AFFO 227,440,038 225,031,906 226,661,477 224,293,339 Net (loss) income per common share - diluted $ (0.15) $ 0.05 $ (0.03) $ 1.79 FFO per common share - diluted $ 0.12 $ 0.13 $ 0.51 $ 0.52 Core FFO per common share - diluted $ 0.14 $ 0.13 $ 0.55 $ 0.65 AFFO per common share - diluted $ 0.14 $ 0.12 $ 0.54 $ 0.60 (dollars in thousands, except share data and per share amounts) Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO See the glossary for a description of the Company's non-GAAP financial and operating metrics. 7 Page 2022Q4

Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Net (loss) income attributable to common stockholders $ (34,762) $ 12,077 $ (7,978) $ 402,660 Adjustments: Interest expense1 5,833 5,766 24,077 69,465 Depreciation and amortization 22,756 17,161 77,199 82,018 EBITDA $ (6,173) $ 35,004 $ 93,298 $ 554,143 Gain on real estate disposition from continuing operations — (89) (460) (89) Gain on real estate dispositions from discontinued operations — — — (395,801) Impairment losses 40,037 — 47,424 27,837 EBITDAre $ 33,864 $ 34,915 $ 140,262 $ 186,090 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 8 Page 2022 (1) Includes loss on extinguishment of debt of $3.4 million for the year ended December 31, 2022, in connection with the repayment of our prior credit facility. Includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million for the year ended December 31, 2021. Q4

Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Rental revenue $ 43,905 $ 43,606 $ 179,986 $ 172,838 Rental expenses (4,731) (4,463) (17,950) (17,712) Net operating income 39,174 39,143 162,036 155,126 Adjustments: Straight-line rental income, net of write-offs 392 (3,052) (7,261) (13,156) Amortization of above (below) market lease intangibles, including ground leases 282 265 1,044 1,108 Intercompany property management fee 1,268 1,271 5,220 5,007 Deferred rent 738 — 1,535 — Cash NOI $ 41,854 $ 37,627 $ 162,574 $ 148,085 Cash NOI margin2 95.3% 86.3% 90.3% 85.7 % Cash NOI yield3 7.1% 6.6% 7.1% 5.3 % Reconciliations of Non-GAAP Measures - Net Operating Income (NOI)1 (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 9 Page (1) Attributable to continuing operations. (2) Calculated by dividing cash NOI by rental revenue. (3) Calculated using annualized cash NOI for the three months ended December 31, 2022 and 2021, respectively, and actual cash NOI for the year ended December 31, 2022 and 2021, respectively, to weighted average total real estate investments at cost since inception. 2022Q4

120 Properties1 Same Store Cash NOI and Leasing Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics. 10 Page (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. 2022 Ca sh N et O pe ra ti ng In co m e End of Period Leased Rate $37.3 $38.1 $38.3 $38.6 $38.1 99.6% 99.6% 99.5% 99.6% 99.6% 4Q21 1Q22 2Q22 3Q22 4Q22 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% Q4

$300M $185M $90M $8M 2022 2023 2024 2025 2026 2027+ $0M $100M $200M $300M Unsecured Credit Facility Key Covenants Required Actual Ratio of total indebtedness to total gross asset value ≤ 60.0% 24.4 % Ratio of secured indebtedness to total gross asset value ≤ 30.0% 0.0 % Ratio of adjusted EBITDA to fixed charges ≥ 1.50x 7.70 x The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance. Debt Summary Hedged debt Amount Rate1 % of Total Credit facility term loans, fixed through interest rate swaps $ 485.0 3.0% 83.2 % Total hedged debt 485.0 3.0% 83.2 % Variable rate debt2 Revolving line of credit 8.0 5.5% 1.4 % Credit facility term loans 90.0 5.5% 15.4 % Total variable rate debt 98.0 5.5% 16.8 % Total debt $ 583.0 3.4% 100.0 % Debt (dollars in millions) Debt Maturities See the glossary for a description of the Company's non-GAAP financial and operating metrics. 11 Page (1) Weighted average interest rate as of December 31, 2022. (2) One-month Term Secured Overnight Financing Rate, or one-month Term SOFR, plus an applicable margin based on the Company's credit agreements. (3) The 2024 term loan, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. (4) The revolving line of credit, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to certain conditions, including the payment of an extension fee. Credit Facility Revolving Line of Credit - VariableCredit Facility Term Loan - Fixed Through Swaps Q4 2022 Credit Facility Term Loan - Variable 3 4

Acquisitions and Dispositions See the glossary for a description of the Company's non-GAAP financial and operating metrics. 12 Page Q4 2022 2022 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 03/10/2022 Yukon Healthcare Facility 45,624 Oklahoma City OK $ 19,554 05/12/2022 Pleasant Hills Healthcare Facility 33,712 Pittsburgh PA 14,303 05/20/2022 Prosser Healthcare Facilities 20,630 Prosser WA 8,593 07/20/2022 Tampa Healthcare Facility II 87,649 Tampa FL 51,259 07/21/2022 Escondido Healthcare Facility 56,800 San Diego CA 63,485 Total 2022 Acquisitions 244,415 $ 157,194 2022 Dispositions Date Disposed Property Rentable Square Feet1 Market State Sale Price (in thousands) Net Proceeds (in thousands) 02/10/2022 Houston Healthcare Facility II — Houston TX $ 24,000 $ 22,701 (1) On August 30, 2021, the Company entered into a purchase and sale agreement for the sale of the Houston Healthcare Facility II, which was vacant. The purchase and sale agreement required that the structures on the property be demolished prior to the sale. The structures on the property were demolished and the property consisted solely of land as of December 31, 2021.

Property Map (as of December 31, 2022) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 13 Page Q4 2022

10.5% 7.4% 6.9% 5.2% 4.5% 3.9% 3.7% 3.1% 2.6% 2.4% Houston Dallas Oklahoma City San Antonio Philadelphia Akron Des Moines Riverside Austin Tucson Total Statistics As of December 31, 2022 2021 Rentable square feet 5,534,508 5,244,933 Number of properties1 132 125 Weighted average annualized base rent per leased square foot $30.75 $29.59 Weighted average remaining lease term 9.3 years 9.5 years Weighted average leased rate 99.5% 99.5 % Top 10 Markets2 As of December 31, 2022 As of December 31, 2021 Rentable Square Feet % Leased4 Rentable Square Feet % Leased4 Houston 490,742 100.0% 490,742 100.0 % Dallas 312,590 100.0% 312,590 100.0 % Oklahoma City 479,137 100.0% 433,513 100.0 % San Antonio 293,782 100.0% 293,782 100.0 % Philadelphia 122,356 100.0% 122,356 100.0 % Akron 191,269 100.0% 191,269 100.0 % Des Moines 244,548 100.0% 244,548 100.0 % Riverside 73,643 100.0% 73,643 100.0 % Austin 125,271 100.0% 125,271 100.0 % Tucson 159,614 97.0% 114,922 100.0 % Total 2,492,952 99.8% 2,402,636 100.0 % Top 10 Markets2,3 Real Estate Diversification See the glossary for a description of the Company's non-GAAP financial and operating metrics. 14 Page (1) Excludes two undeveloped land parcels as of December 31, 2022 and includes one development property as of December 31, 2021. (2) Based on annualized December 2022 base rent. (3) Represents each market's annualized December 2022 contractual base rent as a percentage of total annualized December 2022 contractual base rent. (4) Weighted average based on rentable square feet. Q4 2022

16.8% 6.1% 53.9% 23.2% 36.4% 25.2% 16.1% 11.1% 9.2% 2.0% 89.4% 90.4% 10.6% 9.6% Number of Properties Annualized Base Rent A nn ua liz ed B as e Re nt Square Feet 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter $0M $10M $20M $30M $40M $50M $60M $70M $80M $90M 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M 14.7% 7.7% 7.5% 6.5% 6.1% 5.5% 5.3% 4.3% 3.2% 3.0% Post Acute Medical, LLC and affiliates Board of Regents of the Univ. of Texas System Baylor Scott and White Health Community Health Systems, Inc. Select Medical Holdings Corporation Integris Health, Inc. Genesis Care Pty Ltd Surgery Partners, Inc. Vibra Healthcare, LLC Trinity Health Property Diversification1Tenant Diversification1,2 Real Estate Diversification Lease Expirations Single/Multi-Tenant Breakdown See the glossary for a description of the Company's non-GAAP financial and operating metrics. 15 Page (1) Based on annualized December 2022 contractual base rent. (2) Includes tenants under common control. (3) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated. (4) Excludes two undeveloped land parcels. Annualized Base Rent Expiring Leased Square Feet Medical Office Building Inpatient Rehabilitation Facility Surgical Hospital Long-Term Acute Care Hospital Specialty Facility (Behavioral & Transitional Care) Single Tenant Multi-Tenant Q4 2022 Tenant Credit Concentrations1,3 Investment Grade Rated Tenant/ Guarantor Non-Investment Grade Rated Tenant/Guarantor Non-Rated Tenant/Guarantor Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner 4 1 1 Short-Term Acute Care Hospital

Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Akron Akron Healthcare Facility OH 98,705 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility II OH 38,564 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility III OH 54,000 10/4/2019 100.0 % Long-Term Acute Care Hospital Alexandria Alexandria Healthcare Facility LA 15,600 10/4/2019 100.0 % Medical Office Building Appleton Appleton Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Augusta Augusta Healthcare Facility ME 51,000 7/22/2015 100.0 % Medical Office Building Augusta Oakland Healthcare Facility ME 20,000 7/22/2015 100.0 % Medical Office Building Austin Austin Healthcare Facility TX 66,095 3/31/2017 100.0 % Inpatient Rehabilitation Facility Austin Austin Healthcare Facility II TX 18,275 10/4/2019 100.0 % Medical Office Building Austin Luling Healthcare Facility TX 40,901 7/30/2015 100.0 % Long-Term Acute Care Hospital Beaumont Beaumont Healthcare Facility TX 61,000 3/31/2017 100.0 % Inpatient Rehabilitation Facility Boston Stoughton Healthcare Facility MA 180,744 12/23/2014 100.0 % Long-Term Acute Care Hospital Bremerton Silverdale Healthcare Facility WA 26,127 8/25/2017 100.0 % Medical Office Building Bremerton Silverdale Healthcare Facility II WA 19,184 9/20/2017 100.0 % Medical Office Building Brownsville Harlingen Healthcare Facility TX 38,111 10/4/2019 100.0 % Medical Office Building Chicago Aurora Healthcare Facility IL 24,722 3/30/2017 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility OH 14,868 10/29/2014 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility II OH 139,428 7/22/2015 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility III OH 41,600 7/22/2015 100.0 % Medical Office Building Cincinnati Florence Healthcare Facility KY 41,600 7/22/2015 100.0 % Medical Office Building Corpus Christi Corpus Christi Healthcare Facility TX 25,102 12/22/2016 100.0 % Medical Office Building Dallas Allen Healthcare Facility TX 42,627 3/31/2017 100.0 % Inpatient Rehabilitation Facility Dallas Carrollton Healthcare Facility TX 21,990 4/27/2018 100.0 % Medical Office Building Dallas Dallas Healthcare Facility TX 62,390 10/4/2019 100.0 % Surgical Hospital Dallas Fort Worth Healthcare Facility TX 83,464 12/31/2014 100.0 % Surgical Hospital Dallas Fort Worth Healthcare Facility II TX 8,268 12/31/2014 100.0 % Medical Office Building Dallas Fort Worth Healthcare Facility III TX 36,800 12/23/2015 100.0 % Medical Office Building Dallas Frisco Healthcare Facility TX 57,051 10/4/2019 100.0 % Inpatient Rehabilitation Facility Denver Denver Healthcare Facility CO 131,210 10/4/2019 100.0 % Long-Term Acute Care Hospital Des Moines Clive Healthcare Facility IA 58,156 11/26/2018 100.0 % Medical Office Building Des Moines Clive Healthcare Facility II IA 63,224 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility III IA 33,974 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility IV IA 35,419 12/8/2021 100.0 % Medical Office Building Des Moines Clive Undeveloped Land IA — 12/8/2021 — % Undeveloped Land Des Moines Clive Undeveloped Land II IA — 12/8/2021 — % Undeveloped Land Des Moines Grimes Healthcare Facility IA 14,669 2/19/2020 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility IA 18,116 9/26/2018 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility II IA 20,990 9/26/2018 100.0 % Medical Office Building Destin Crestview Healthcare Facility FL 5,685 10/4/2019 100.0 % Medical Office Building Destin Fort Walton Beach Healthcare Facility FL 9,017 10/4/2019 100.0 % Medical Office Building Portfolio See the glossary for a description of the Company's non-GAAP financial and operating metrics. 16 Page Q4 2022 (as of December 31, 2022)

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Destin Santa Rosa Beach Healthcare Facility FL 5,000 10/4/2019 100.0 % Medical Office Building Elkhart Goshen Healthcare Facility IN 15,462 10/4/2019 100.0 % Medical Office Building Fayetteville Fayetteville Healthcare Facility AR 55,740 10/4/2019 100.0 % Surgical Hospital Fort Myers Bonita Springs Healthcare Facility FL 9,800 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility FL 32,148 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility II FL 47,089 10/4/2019 100.0 % Medical Office Building Fort Myers Lehigh Acres Healthcare Facility FL 5,746 10/4/2019 100.0 % Medical Office Building Grand Rapids Grand Rapids Healthcare Facility MI 108,014 12/7/2016 79.6 % Medical Office Building Green Bay Bellevue Healthcare Facility WI 5,838 10/4/2019 100.0 % Medical Office Building Green Bay De Pere Healthcare Facility WI 7,100 10/4/2019 100.0 % Medical Office Building Green Bay Howard Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility WI 7,987 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility II WI 36,090 10/4/2019 100.0 % Medical Office Building Green Bay Marinette Healthcare Facility WI 4,178 10/4/2019 100.0 % Medical Office Building Green Bay Sturgeon Bay Healthcare Facility WI 3,100 10/4/2019 100.0 % Medical Office Building Hammond Hammond Healthcare Facility LA 63,000 10/4/2019 100.0 % Surgical Hospital Hammond Hammond Healthcare Facility II LA 23,835 10/4/2019 100.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility TX 13,645 7/31/2014 100.0 % Medical Office Building Houston Houston Healthcare Facility III TX 16,217 10/4/2019 100.0 % Medical Office Building Houston Katy Healthcare Facility TX 34,296 6/8/2018 100.0 % Specialty Facility (Behavioral & Transitional Care) Houston Webster Healthcare Facility TX 53,514 6/5/2015 100.0 % Inpatient Rehabilitation Facility Houston Webster Healthcare Facility II TX 373,070 10/4/2019 100.0 % Short-Term Acute Care Hospital Indianapolis Greenwood Healthcare Facility IN 53,560 4/19/2021 100.0 % Inpatient Rehabilitation Facility Jacksonville Jacksonville Healthcare Facility FL 13,082 10/4/2019 100.0 % Medical Office Building Kansas City Overland Park Healthcare Facility KS 54,568 2/17/2015 100.0 % Inpatient Rehabilitation Facility Lafayette Lafayette Healthcare Facility LA 73,824 10/4/2019 100.0 % Surgical Hospital Lakeland Winter Haven Healthcare Facility FL 7,560 1/27/2015 100.0 % Medical Office Building Laredo Laredo Healthcare Facility TX 61,677 9/19/2019 100.0 % Medical Office Building Laredo Laredo Healthcare Facility II TX 118,132 9/19/2019 100.0 % Medical Office Building Las Vegas Henderson Healthcare Facility NV 6,685 10/4/2019 100.0 % Medical Office Building Las Vegas Las Vegas Healthcare Facility NV 56,220 6/24/2016 100.0 % Inpatient Rehabilitation Facility Las Vegas Las Vegas Healthcare Facility II NV 6,963 10/4/2019 100.0 % Medical Office Building Lexington Frankfort Healthcare Facility KY 4,000 10/4/2019 100.0 % Medical Office Building Little Rock Benton Healthcare Facility AR 104,419 10/17/2018 100.0 % Medical Office Building Little Rock Benton Healthcare Facility II AR 11,350 10/17/2018 100.0 % Medical Office Building Little Rock Bryant Healthcare Facility AR 23,450 10/17/2018 100.0 % Medical Office Building See the glossary for a description of the Company's non-GAAP financial and operating metrics. 17 Page Q4 2022

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Little Rock Bryant Healthcare Facility II AR 16,425 8/16/2019 100.0 % Medical Office Building Little Rock Hot Springs Healthcare Facility AR 8,573 10/17/2018 100.0 % Medical Office Building Los Angeles El Segundo Healthcare Facility CA 12,163 10/4/2019 100.0 % Medical Office Building Lubbock Lubbock Healthcare Facility TX 102,143 10/4/2019 100.0 % Surgical Hospital Martinsburg Fairlea Healthcare Facility WV 5,200 10/4/2019 100.0 % Medical Office Building New Orleans Covington Healthcare Facility LA 43,250 10/4/2019 100.0 % Long-Term Acute Care Hospital Oklahoma City Edmond Healthcare Facility OK 17,700 1/20/2016 100.0 % Medical Office Building Oklahoma City Newcastle Healthcare Facility OK 7,424 2/3/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility OK 94,076 12/29/2015 100.0 % Short-Term Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility II OK 41,394 12/29/2015 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility III OK 5,000 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility IV OK 8,762 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility V OK 43,676 2/11/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VI OK 14,676 3/7/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VII OK 102,978 6/22/2016 100.0 % Surgical Hospital Oklahoma City Oklahoma City Healthcare Facility VIII OK 62,857 6/30/2016 100.0 % Surgical Hospital Oklahoma City Oklahoma City Healthcare Facility IX OK 34,970 10/4/2019 100.0 % Medical Office Building Oklahoma City Yukon Healthcare Facility OK 45,624 3/10/2022 100.0 % Medical Office Building Omaha Omaha Healthcare Facility NE 40,402 10/14/2015 100.0 % Specialty Facility (Behavioral & Transitional Care) Oshkosh Oshkosh Healthcare Facility WI 8,717 10/4/2019 100.0 % Medical Office Building Philadelphia Marlton Healthcare Facility NJ 89,139 11/1/2016 100.0 % Inpatient Rehabilitation Facility Philadelphia Wyomissing Healthcare Facility PA 33,217 7/24/2015 100.0 % Surgical Hospital Pittsburgh Clarion Healthcare Facility PA 33,000 6/1/2015 100.0 % Medical Office Building Pittsburgh Pleasant Hills Healthcare Facility PA 33,712 5/12/2022 100.0 % Medical Office Building Poplar Bluff Poplar Bluff Healthcare Facility MO 71,519 9/19/2019 100.0 % Medical Office Building Prosser Prosser Healthcare Facilities WA 20,630 5/20/2022 100.0 % Medical Office Building Providence New Bedford Healthcare Facility MA 70,657 10/4/2019 100.0 % Long-Term Acute Care Hospital Providence North Smithfield Healthcare Facility RI 92,944 10/4/2019 100.0 % Inpatient Rehabilitation Facility Riverside Palm Desert Healthcare Facility CA 6,963 10/4/2019 100.0 % Medical Office Building Riverside Rancho Mirage Healthcare Facility CA 47,008 3/1/2016 100.0 % Inpatient Rehabilitation Facility Riverside Rancho Mirage Healthcare Facility II CA 7,432 10/4/2019 100.0 % Medical Office Building Riverside Yucca Valley Healthcare Facility CA 12,240 10/4/2019 100.0 % Medical Office Building Saginaw Saginaw Healthcare Facility MI 87,843 12/21/2017 100.0 % Medical Office Building San Antonio New Braunfels Healthcare Facility TX 27,971 10/4/2019 100.0 % Long-Term Acute Care Hospital San Antonio San Antonio Healthcare Facility TX 44,746 6/29/2017 100.0 % Specialty Facility (Behavioral & Transitional Care) San Antonio San Antonio Healthcare Facility III TX 50,000 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility IV TX 113,136 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility V TX 57,929 10/4/2019 100.0 % Medical Office Building San Diego Escondido Healthcare Facility CA 56,800 7/21/2022 100.0 % Inpatient Rehabilitation Facility Sarasota Lakewood Ranch Healthcare Facility FL 10,919 10/4/2019 100.0 % Medical Office Building See the glossary for a description of the Company's non-GAAP financial and operating metrics. 18 Page Q4 2022

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Savannah Savannah Healthcare Facility GA 48,184 10/4/2019 100.0 % Long-Term Acute Care Hospital Scranton Wilkes-Barre Healthcare Facility PA 15,996 10/4/2019 100.0 % Medical Office Building Sherman Sherman Healthcare Facility TX 57,576 11/20/2015 100.0 % Surgical Hospital Sherman Sherman Healthcare Facility II TX 8,055 11/20/2015 100.0 % Medical Office Building St. Louis Bridgeton Healthcare Facility MO 66,914 10/4/2019 100.0 % Inpatient Rehabilitation Facility Tampa Tampa Healthcare Facility FL 33,822 9/8/2020 100.0 % Medical Office Building Tampa Tampa Healthcare Facility II FL 87,649 7/20/2022 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility AZ 34,009 9/19/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility II AZ 60,913 12/26/2019 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility III AZ 20,000 12/27/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility IV AZ 44,692 12/22/2020 89.4 % Medical Office Building Valdosta Valdosta Healthcare Facility GA 24,750 11/28/2018 100.0 % Medical Office Building Valdosta Valdosta Healthcare Facility II GA 12,745 11/28/2018 100.0 % Medical Office Building Victoria Victoria Healthcare Facility TX 34,297 10/4/2019 100.0 % Inpatient Rehabilitation Facility Victoria Victoria Healthcare Facility II TX 28,752 10/4/2019 100.0 % Long-Term Acute Care Hospital Winston Winston-Salem Healthcare Facility NC 22,200 12/17/2014 100.0 % Medical Office Building . See the glossary for a description of the Company's non-GAAP financial and operating metrics. 19 Page Q4 2022

Contractual Annualized Base Rent The sum of each tenant’s contractual base rent in the last month of the period multiplied by twelve, unless otherwise specified. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) These supplemental non-GAAP performance measures are defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company’s operating performance and its ability to service debt. The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands): Adjusted Fair Value of Real Estate Investments Adjusted fair value of real estate-related investments owned for each period presented is calculated as of the date of the then current NAV (as defined below), plus total cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV. Three Months Ended December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Net (loss) income attributable to common stockholders $ (34,762) $ 13,392 $ 12,021 $ 1,371 $ 12,077 Adjustments: Interest expense1 5,833 5,579 4,477 8,188 5,766 Depreciation and amortization 22,756 18,641 17,814 17,988 17,161 EBITDA $ (6,173) $ 37,612 $ 34,312 $ 27,547 $ 35,004 Gain on real estate disposition from continuing operations — — — (460) (89) Impairment losses 40,037 — — 7,387 — EBITDAre $ 33,864 $ 37,612 $ 34,312 $ 34,474 $ 34,915 Glossary 20 Page Q4 2022 (1) Interest expense for the three months ended March 31, 2022, includes loss on extinguishment of debt of $3.4 million in connection with the repayment of our prior credit facility.

Three Months Ended December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Net (loss) income attributable to common stockholders $ (34,762) $ 13,392 $ 12,021 $ 1,371 $ 12,077 Adjustments: Depreciation and amortization 22,730 18,615 17,788 17,966 17,156 Gain on real estate disposition — — — (460) (89) Impairment loss on real estate 40,037 — — 7,387 — FFO $ 28,005 $ 32,007 $ 29,809 $ 26,264 $ 29,144 Adjustments: Severance arrangements — 23 801 65 24 Write off of straight-line rent related to prior periods 2,434 — — — — Amortization of above (below) market lease intangibles, including ground leases 282 271 247 244 265 Loss on extinguishment of debt — — — 3,367 — Core FFO $ 30,721 $ 32,301 $ 30,857 $ 29,940 $ 29,433 Adjustments: Deferred rent 738 299 299 199 — Straight-line rental income (2,042) (2,630) (2,472) (2,551) (3,052) Amortization of deferred financing costs 412 413 364 490 664 Stock-based compensation 1,146 860 1,278 896 623 AFFO $ 30,975 $ 31,243 $ 30,326 $ 28,974 $ 27,668 The following is a reconciliation of net (loss) income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands): Glossary 21 Page Q4 2022 Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO) FFO, a non-GAAP financial measure, is calculated consistent with NAREIT’s definition, as net (loss) income (calculated in accordance with GAAP), excluding gains (or losses) from sales of real estate assets and impairments of real estate assets, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. In addition to FFO, the Company uses Core FFO as a supplemental non-GAAP financial performance measure because the Company believes it provides investors with additional information to understand the Company's sustainable performance. The Company calculates Core FFO by adjusting FFO to remove the effect of items that are not expected to impact its operating performance on an ongoing basis and consider it to be a useful supplemental measure because it provides investors with additional information to understand our sustainable performance. These include severance arrangements, write offs of previously recorded straight line rents, amortization of above- and below-market leases (including ground leases), and loss on extinguishment of debt. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company’s Core FFO may not be comparable to other REITs. In addition to FFO and Core FFO, the Company uses AFFO as a non-GAAP supplemental financial performance measure because the Company believes it provides to investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items included in the determination of GAAP net (loss) income: deferred rent, current period straight-line rent, discount amortization related to the deferred liability in connection with the internalization transaction, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs. FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net (loss) income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO.

Net Debt Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage ratio. The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Total credit facility debt, net $ 580,588 $ 597,430 $ 502,272 $ 484,319 $ 496,774 Deferred financing costs, net 2,412 2,570 2,728 681 3,266 Principal debt outstanding 583,000 600,000 505,000 485,000 500,000 Less: cash and cash equivalents 12,917 17,291 23,077 19,563 32,359 Net debt $ 570,083 $ 582,709 $ 481,923 $ 465,437 $ 467,641 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated value of the Company’s assets, less the estimated value of the Company’s liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at the end of the period. Glossary 22 Page Q4 2022

The following is a reconciliation from NOI, Cash NOI and Same Store Cash NOI to net (loss) income attributable to common stockholders, which is the most directly comparable GAAP financial measure, for the following periods (amounts in thousands): Glossary 23 Page Q4 2022 Net Operating Income (NOI), Cash NOI and Same Store Cash NOI NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis, excluding general and administrative expenses, depreciation and amortization, impairment losses, gain on real estate disposition from continuing operations, interest and other expense, net, and income from discontinued operations. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expense, consisting of straight-line rental income, net of write-offs, amortization of lease related intangibles and ground leases, and intercompany property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company’s real estate portfolio. Same store cash NOI is calculated to exclude non- same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net (loss) income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net (loss) income, determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net (loss) income as presented in the consolidated financial statements included on the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023. Three Months Ended December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Rental revenue $ 43,905 $ 46,881 $ 44,918 $ 44,282 $ 43,606 Rental expense (4,731) (4,590) (4,310) (4,319) (4,463) Net operating income 39,174 42,291 40,608 39,963 39,143 Adjustments: Straight-line rental income, net of write-offs 392 (2,630) (2,472) (2,551) (3,052) Amortization of above (below) market lease intangibles, including ground leases 282 271 247 244 265 Intercompany property management fee 1,268 1,358 1,300 1,294 1,271 Deferred rent 738 299 299 199 — Cash NOI 41,854 41,589 39,982 39,149 37,627 Non-same store cash NOI (3,793) (2,977) (1,713) (1,068) (290) Same store cash NOI 38,061 38,612 38,269 38,081 37,337 General and administrative expenses (5,313) (4,760) (6,444) (5,562) (5,514) Depreciation and amortization (22,756) (18,641) (17,814) (17,988) (17,161) Impairment losses (40,037) — — (7,387) — Gain on real estate disposition — — — 460 89 Interest and other expense, net (5,830) (5,498) (4,329) (8,115) (4,480) Income from discontinued operations — — — — — Straight-line rental income, net of write-offs (392) 2,630 2,472 2,551 3,052 Amortization of above (below) market lease intangibles, including ground leases (282) (271) (247) (244) (265) Intercompany property management fee (1,268) (1,358) (1,300) (1,294) (1,271) Deferred rent (738) (299) (299) (199) — Non-same store cash NOI 3,793 2,977 1,713 1,068 290 Net (loss) income attributable to common stockholders $ (34,762) $ 13,392 $ 12,021 $ 1,371 $ 12,077

Total Real Estate Investments at Cost Represents the aggregate contractual purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for the cost basis of the properties sold. Glossary 24 Page Q4 2022 Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared; excluding properties under development, re- development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net (loss) income. Remaining Lease Term The number of periods remaining of each tenant's lease, calculated on a weighted average basis on annualized base rent. Rent Escalation The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis on annualized base rent.